AGREEMENT

     THIS AGREEMENT, made and entered into this 10th day of March, 1988, by and between EDWIN GOLSTEIN, residing in Miami, Florida and DAIRENE INTERNATIONAL, inter, a Nevada corporation, in good standing and existing under and by virtue of the laws of the state of Nevada.

     WHEREAS, EDWIN GOLSTEIN, is the sole owner of a set formula which he uses to manufacture a stabilizer base for an all vegetable milk product that is presently being sold by DAIRENE INTERNATIONAL, and represented as a complete substitute for whole milk, said stabilizer base being called "PUREBLEND", and

     WHEREAS, EDWIN GOLSTEIN has spent years of his time, energy, efforts, and money in developing, refining and perfecting the secret formula aforesaid, and

     WHEREAS, EDWIN GOLSTEIN has spent such time and money in developing, refining and perfecting recipes for the use of PUREBLEND in the manufacture of cheeses, sour cream dip, chocolate drink, buttermilk, half and half, whipped topping and various ice cream and other non-dairy food products utilizing PUREBLEND, and

     WHEREAS, EDWIN GOLSTEIN is the sole owner of said secret formula and has warranted and guaranteed to DAIRENE INTERNATIONAL, that he will continue to protect the contents of said formula and said recipes from all persons whosoever, and

     NOW THEREFORE. For and in consideration of the sum of THREE HUNDRED EIGHTY FIVE THOUSAND AND 00/100 ($385,000) DOLLARS and for 4,000,000 shares of the common stock of DAIRENE INTERNATIONAL, and other good and valuable consideration cash in hand paid by each of the parties hereto to the other, the receipt of which is hereby conclusively acknowledged and for the further consideration of the acts and things herein respectively by them agreed to be done and performed, each of the parties hereto does hereby, for themselves, their heirs. Successors, or assigns, solemnly covenant and agree, each with the other, as follows:


                                    SECTION I

1. EDWIN GOLSTEIN hereby warrants and guarantees that PUREBLEND will be manufactured now and in the future from his secret formula is will continue to be an all vegetable base suitable for the manufacture of a non- dairy mild and that PUREBLEND does not now, and will not, contain any constituents from milk or other dairy products with the exception of sodium caseinate. EDWIN GOLSTEIN further warrants and covenants that he does and shall have the exclusive right to manufacture, sell, and distribute, or otherwise use, the following:

     (1)  Pureblend

     (2) All other products including, but not limited to non-dairy cheeses, non-dairy sour cream dip, non-dairy chocolate drink, non-dairy buttermilk, non-dairy half and half, non-dairy whipped topping, and non- dairy various ice creams, and

     (3) All items related thereto which are now being sold, or which have been developed, or will be developed in the future, by EDWIN GOLSTEIN and that are connected or related to all vegetable milk (non-dairy) products that have been developed by EDWIN GOLSTEIN, said products described in (1), (2) and (3), supre, being hereinafter referred to as "Products", including all rights to existing Licensing Agreements for the sale of Pureblend or any derivative therefrom and all rights to contracts and contracts for the sale or distribution of "Products" hereinabove enumerated or referred to throughout the United States of American and it's possessions.

2.   PURCHASE OF BASE

     a.   MINIMUM PURCHASE
          ----------------

          In consideration of the rights herein granted by Licensor to DAIRENE INTERNATIONAL, DAIRENE INTERNATIONAL, hereby agrees to purchase the following minimum amount of Base from Licensor.

          1. From the date hereof until June 30, 1988, 1,000 bags - (each bag containing 100 lbs. Of Pureblend stabilizer Base);

          2. From July 1, 1988 until February 28, 1991 2,500 bags of Pureblend stabilizer Base per month;

          3. From March 1, 1991 until termination of this contract 10,000 bags of Pureblend stabilizer Base per month.

     b.   METHOD OF PAYMENT
          -----------------

          Upon the placement of any order for the purchase of Base from Licensor, DAIRENE INTERNATIONAL, shall accompany such order with payment in full amount of such order. Payment terms for any order so purchased shall be F.O.B. Licensor's plants, shipping and insurance being the responsibility of DAIRENE INTERNATIONAL

     c.   PURCHASE PRICE
          --------------

          The initial price to be paid to Licensor by DAIRENE INTERNATIONAL, for any Pureblend so purchased shall be .47 per pound. This price shall be increased in direct proportion with any increase in the Cost of Living Index as published by the Department of Labor of the United States for all areas, one year from the date hereof and any year thereafter during the life of this Agreement.

3. EDWIN GOLSTEIN hereby agrees to immediately furnish DAIRENE INTERNATIONAL, with complete recipes for the use of Pureblend in the manufacture of an all vegetable non-dairy milk food drink presently being sold as "DAIRENE" and all other food related products using Pureblend as a part of said product.

4. EDWIN GOLSTEIN solemnly covenants and agrees to take necessary steps to see that DAIRENE INTERNATIONALS, rights under this Agreement shall be fully protected, particularly the right of EDWIN GOLSTEIN'S successor, to manufacture Pureblend exclusively in the event of, and after, the date or disability of EDWIN GOLSTEIN. EDWIN GOLSTEIN solemnly covenants and agrees to deposit the formula to Pureblend in a safe deposit box.

5. This Contract Agreement shall remain in full force and effect for ninety-nine (99) years from date, so long as DAIRENE, abides by its contractual agreements herein contained.

6. It is agreed that DAIRENE INTERNATIONAL, shall have the sole and exclusive rights to set up sales organization, licenses, or distributors for products manufactured by the use of, or from, Pureblend, and other products of Golstein, and manufacturing or processing plants and facilities necessary for the manufacture, sale, and distribution of Golstein's products within the boundary of the United States of America and its possessions. DAIRENE INTERNATIONAL, shall be fully and solely responsible for the conduct of its employees or its distributors, and DAIRENE INTERNATIONAL, shall hold EDWIN GOLSTEIN harmless from all liability resulting from any malfeasance or nonfeasance on the part of DAIRENE INTERNATIONAL, its employees, agents, or sub-distributors, shall be healthful for consumption when used as recommended by EDWIN GOLSTEIN.

7. EDWIN GOLSTEIN agrees that, in the furtherance of good relations between himself and DAIRENE INTERNATIONAL, that he shall offer to DAIRENE INTERNATIONAL, exclusive rights of manufacture and distributorship of newly developed products which may be developed by him the in future for sale within the boundary of the United States of America and its territories.

8. EDWIN GOLSTEIN agrees, covenants, and warrants that he will not at any time in the future engage in any business interest, directly or indirectly, is competitive with the business of DAIRENE INTERNATIONAL, and that he will not sell any product nor will he aid and abet in the sale of any product that is competitive with any product now being sold, or which any in the future be sold, by DAIRENE INTERNATIONAL.

9. DAIRENE INTERNATIONAL, agrees that it shall be solely responsible for the representations made by its officers, employees, agents, and licensees, to the consumers regarding EDWIN GOLSTEIN'S PRODUCTS except for GOLSTEIN'S warranties in paragraph 1 supra. EDWIN GOLSTEIN agrees to protect the secrecy of the formula for Pureblend and to take sufficient steps to insure DAIRENE INTERNATIONAL, that said formula will remain a secret.

10. This agreement is made in, and shall be construed any interpreted under the laws of the State of Florida, the State of Domicile of EDWIN GOLSTEIN.

11. It is agreed the DAIRENE INTERNATIONAL, shall purchase from Edwin Golstein the exclusive licensing rights to the sale of DAIRENE INTERNATIONAL products and "Pureblend" which are at the time of entering the agreement, the exclusive property rights of Edwin Golstein in the following area:

     a.       Canada, Mexico
     b.       South America

     DAIRENE INTERNATIONAL, hereby warrants, covenants and agrees to purchase and Edwin Golstein agrees to sell these rights to DAIRENE INTERNATIONAL in exchange for 1,000,000 shares of the company's common stock (accounting for any adjustment plus or minus relating to a stock split). The company many exercise this contractual right at anytime during the 36 months from the date of this contract. If this right of election is not exercised by the Company during this contract period, then Edwin Golstein, at his sole election demand receipt of 1,000,000 shares of common stock and deliver an exclusive license to DAIRENE INTERNATIONAL, or deem this agreement null and void and receive 300,000 share of DAIRENE INTERNATIONAL common stock in and for the consideration of not licensing any other entity withing the afore said territories for the three year period.

12. This agreement shall be binding upon and enure to the benefit of the parties hereto, their heirs, representatives, administrators, executors, successors, and assigns.

13.  This and all  agreements  between the parties  shall become  effective  and
     enforceable  upon  delivery  and  execution  of  all  documents,   payments
     contemplated to be in effect upon completion of this transaction

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


                                                      /s/ Edwin Golstein
                                                          EDWIN GOLSTEIN

                                                          DAIRENE INTERNATIONAL


                                                          (SIGNATURE UNREADABLE)
                                                         ----------------------


ATTEST:

(SIGNATURE UNREADABLE)
Secretary

Corporate Seal

                              ADDENDUM TO AGREEMENT



     This is an Addendum to the Agreement, Dated March 10, 1988 by and Between EDWIN GOLSTEIN and DAIRENE INTERNATIONAL,

     WHEREAS, Reference is made to paragraph #2 of said AGREEMENT regarding minimum purchases of Pureblend "Base" - for manufacture, and

     WHEREAS, said AGREEMENT provides for minimum purchases of Pureblend "Base: by DAIRENE INTERNATIONAL from EDWIN GOLSTEIN, and

     WHEREAS, said AGREEMENT contemplated the commencement of operations at a date which would have accommodated said minimum purchases, and

     WHEREAS, in recognition of the delay in commencement of operations and to adjust the AGREEMENT to conform to the delay,

     NOW THEREFORE, for good and valuable consideration the receipt of which is acknowledged, the parties agree to amend the AGREEMENT as follows:

     1.   MODIFICATION

          Except as herein specifically changed or modified the terms of the AGREEMENT dated March 10, 1988 shall be and shall remain in full force and effect.

     2.   PURCHASE OF BASE

          MINIMUM PURCHASE: In consideration of the rights herein granted by Licensor to DAIRENE INTERNATIONAL, hereby agrees to purchase the following minimum amount of "Base" from Licensor.

          (i) From the date hereof until June 30, 1988, 750 bags - (each bag containing 100 lbs. Of Pureblend stabilizer "Base";

          (ii) From July 1, 1988 until February 28, 1991, 2,500 bags of Pureblend "Base" per month;

          (iii) From March 1, 1991 until termination of this contract, 10,000 bags of Pureblend stabilizer "Base" per month;

          (iv) Any monthly purchase that is in excess of the minimum shall be credited to the following month's quota - and conversely any deficiency in monthly purchases shall be charged to the following periods requirements.

     3.   CONTINUING EFFECT

          Anything contained herein to the contrary not withstanding all terms of the AGREEMENT except as modified herein, continues to be in full force and effect.




     IN WITNESS WHEREOF the parties have here unto placed their hand & seal and fully executed this Addendum thereby affirming the AGREEMENT as herein modified this 20th day of May 1988.


                                                      DAIRENE INTERNATIONAL
                                                      (SIGNATURE UNREADABLE)


 (SIGNATURE UNREADABLE)